EXHIBIT 10.7

股东表决权委托协议	Proxy Agreement

Proxy Agreement
股东表决权委托协议

This Proxy Agreement (the “Agreement”) is entered into on January 31, 2013 among the following parties:
本协议由以下各方于 年____月____日在_____签署：

1.	Xunna Network Sci-Tech (Beijing) Co., Ltd. ( hereafter referred to as Party A)
讯纳网络科技（北京）有限公司（以下称“甲方”）
Address：R2611-15，,22/F, Bld. 2-28, No.2 Fufeng Road, Fengtai District, Beijing
地址：北京市丰台区富丰路2号2-28幢22层2611-15室

2.	Tianjin Xunna Information Technology Ltd. (hereafter referred to as Party B)
天津讯纳信息技术咨询有限公司（以下称“乙方”）
Address：R 102-16, No. 1 Yijing Road, Dongli Economic Development Zone, Tianjin
地址：天津市东丽经济开发区一经路1号102-16

3.	Fu Jiaxing 富嘉兴
ID（身份证号码）：210106196512243832
Address（联系地址）：2-3-1, No. 118-2 of Heping South St, Heping District, Shenyang City
地址：沈阳市和平区和平南大街118-2号2-3-1

4.	Tian Honglin 田洪林
ID（身份证号码）：230105196706030314
Address（联系地址）：R1，7/F, Unit808-1, Honghe Community, No.791 Hongqi St., Daowai District, Harbin City
地址：哈尔滨市道外区红旗大街791号红河小区808栋1单元7楼1门

(all the parties hereinafter collectively referred to as the “PARTIES” and individually as a “PARTY”. Fu Jiaxing, Tian Honglin hereinafter collectedly referred to as the “Shareholders”,)
（下文中任何单方称为“一方” ，所有方合称为“各方”，富嘉兴、田洪林以下共同被称为“各股东”）

EXHIBIT 10.7

股东表决权委托协议	Proxy Agreement

Whereas：
鉴于：

1.
Xunna Network Sci-Tech (Beijing) Co., Ltd. (the “Company”) was established on April 25, 2011. The Company has registered capital of RMB 2,000,000. The subscribed capital contribution of Fu Jiaxing is RMB 1,800,000, accounting to 90% of the total amount of contribution. The subscribed capital contribution of Tian Honglin is RMB 200,000, accounting to 10% of the total amount of contribution.

讯纳网络科技（北京）有限公司（以下简称“公司”）成立于2011年4月25日。公司注册资本为200万元。富嘉兴认缴出资180万元，占出资总额的90%。田洪林认缴出资20万元，占出资总额的10%。

2.
Tianjin Xunna Information Technology Ltd. (the “WFOE”) is a wholly foreign-owned limited company legally registered and existing in Tianjin, with the main business scope of software information technology consulting and system software development.

天津讯纳信息技术咨询有限公司（以下简称“乙方”）为为一家在中国天津注册成立并合法存续的外商独资有限责任公司，其主要业务为软件信息技术咨询、系统软件开发。

3.
Shareholders intend to unlimitedly entrust the person designated by WOFE with the shareholder’s voting right at the shareholder’s meeting of the Company and WFOE is intends to designates person to accept such entrust.

各股东有意分别委托乙方指定的个人行使其在公司股东会中享有的表决权，乙方有意指定相应的个人接受该等委托。

NOW THEREFORE, PARTIES agree as follows:
各方经友好协商，兹一致协议如下：

Article 1 Entrust of Voting Rights
第一条                      表决权委托

EXHIBIT 10.7

股东表决权委托协议	Proxy Agreement

1.1
Shareholders hereby agrees to irrevocably entrust the person designated by WOFE with their shareholder’s voting rights and other shareholder’s rights for representing them to exercise such rights at the shareholder’s meeting of the Company in accordance with the laws and its Article of Association as the following (hereafter referred to as “Entrusted Rights”):

各股东兹不可撤销地全权委托乙方代表其等行使各股东作为公司股东，依据公司届时有效的章程所分别享有的下列权利（以下统称“委托权利”）:

(1) As representative of the shareholders to attend the shareholders’ meeting;
作为各股东的代理人出席公司的股东会会议；

(2) Representing to exercise shareholders’ voting rights in shareholders’ meetings;
代表各股东对所有需要股东会讨论、决议的事项行使表决权；

(3)  Propose to convene temporary shareholders’ meetings; and
提议召开临时股东会议；和

(4)  Exercise other voting rights in accordance with articles of association of the Company (including other voting rights of shareholders as specified in the amended articles of association).
其他公司章程项下的股东表决权(包括在该章程经修改后而规定的任何其他的股东表决权)。

1.2	Each shareholder shall acknowledge and assume responsibilities for any legal consequences arising as a result of WOFE to exercise the Entrusted Rights.
对乙方行使上述委托权利所产生的任何法律后果，各股东均予以认可并承担相应责任。

1.3
Shareholders hereby agree that WOFE are not required to seek opinion from Shareholders prior to exercise of the Entrusted Rights. However, WOFE shall notify Shareholders immediately of any resolution or proposal on convening a temporary shareholders’ meeting after such resolution or proposal is made.

各股东兹确认，乙方在行使上述委托权利时，无需事先征求各股东的意见。但在各项决议或召开临时股东会议的提议作出后，乙方应及时告知各股东。

Article 2 Knowledge
第二条知情权

2.1
For the purpose of exercising the Entrusted Rights, WOFE is entitled to learn about any information in relation to the Company’s operation, business, customers, finance, and employees, and review related materials. The Company shall use all its best endeavors to cooperate.

为行使本协议下委托权利之目的，乙方有权了解公司的运营、业务、客户、财务、员工等各种相关信息, 查阅公司相关资料。公司应对此予以充分配合。

EXHIBIT 10.7

股东表决权委托协议	Proxy Agreement

Article 3 Exercise of Entrusted Rights
第三条委托权利的行使

3.1
When necessary, WOFE can designate a person or persons within the company to exercise the Entrusted Rights pursuant to the Article 1 of this Agreement. Shareholders shall consent to the designation and assume legal liabilities accordingly.

在必要时，乙方可以转委托其公司内部特定人员（一位或多位）在第一条约定之范围内行使任一或所有委托权利，各股东对此将予以认可并同意承担相应法律责任。

3.2
Shareholders shall offer full assistances to WOFE with regard to the exercise of the Entrusted Rights, including timely execution of shareholders’ resolution and other related legal documents concerning the Company adopted by WFOE, such as documents to meet the requirement of governmental approvals, registrations or filings

各股东将就乙方行使委托权利提供充分的协助，包括在必要时（例如为满足政府部门审批、登记、备案所需报送文件之要求）及时签署乙方就公司作出的股东会决议或其他相关的法律文件。

3.3
If at any time within the term of the Agreement, the grant or exercise of Entrusted Rights is impossible for whatever cause (excluding the breach of Agreement by any shareholder and the Company), PARTIES shall seek a similar alternative solution, and if necessary, enter into supplementary agreement to amend or adjust the terms and conditions of this Agreement to assure the realization of the purpose of this Agreement.

如果在本协议期限内的任何时候，本协议项下委托权利的授予或行使因任何原因（各股东或公司违约除外）无法实现，各方应立即寻求与无法实现的规定最相近的替代方案，并在必要时签署补充协议修改或调整本协议条款，以确保可继续实现本协议之目的。

EXHIBIT 10.7

股东表决权委托协议	Proxy Agreement

Article 4 Obligation and Remedies
第四条  免责与补偿

4.1	The PARTIES hereby acknowledged that WOFE shall not be liable to or compensate (monetary or otherwise) other parties or any third party in respect of exercise of the Entrusted Rights.
各方确认，乙方不应就本协议下委托权利的行使而被要求对其他方或任何第三方承担任何责任或作出任何经济上的或其他方面的补偿。

4.2
The Shareholders and the Company agree to indemnify and hold WOFE harmless against all losses incurred as a result of exercise the Entrust Rights by WFOE, including but not limited to losses resulted from litigations, demands, arbitrations, claims by any third party or from administrative investigation, penalties, provided that such losses are not caused by WOFE’s willful default or gross negligence.

各股东及公司同意补偿乙方因行使委托权利而蒙受或可能蒙受的一切损失并使其不受损害，包括但不限于因任何第三方向其提出诉讼、追讨、仲裁、索赔或政府机关的行政调查、处罚而引起的任何损失。但如系由于乙方故意或严重过失而引起的损失，则该等损失不在补偿之列。

Article 5 Representations and Warranties
第五条  声明与保证

5.1	The Shareholders jointly and severally represent and warrant as the following：
各股东兹分别及连带地声明与保证如下:
(1)
Each of them has full capacity of action. They have the complete and independent legal status, power and valid authority to enter into and perform this Agreement. Each of them may sue or be sued independently.

其具有完全行为能力；其具有完全、独立法律地位和法律能力，并已获得适当的授权签署、交付并履行本协议，可以独立地作为一方诉讼主体。

(2)
Each of them has the full power and authority to execute and deliver this Agreement and all other documents relating to the transaction contemplated hereby that are to be executed by it. They have the full power and authority to consummate the transaction contemplated hereby. This Agreement is duly executed and delivered by them. Upon the effectiveness, this Agreement shall constitute their legal and binding obligation and may be enforceable against them in accordance with the terms hereof.

其拥有签订和交付本协议及其他所有与本协议所述交易有关的、其将签署的文件的完全权力和授权，其拥有完成本协议所述交易的完全权力和授权。本协议由其合法、适当地签署并交付。本协议构成对其的合法的、具有约束力的义务，并可根据本协议条款对其强制执行。

EXHIBIT 10.7

股东表决权委托协议	Proxy Agreement

(3)
On the date of this Agreement, Each of them is the Company’s registered legal shareholder. Except for the rights specified by this Agreement, the Entrusted rights are free of any third party right. Pursuant to this Agreement, WOFE can exercise the Entrusted rights fully and completely in accordance with the effective articles of associations of the Company.

其在本协议生效时是公司的在册的合法股东，除本协议所设定的权利外，委托权利上不存在任何第三方权利。根据本协议，乙方可以根据公司届时有效的章程完全、充分地行使委托权利。

5.2	WOFE and the Company jointly and severally represent and warrant as the following：
乙方、公司兹分别声明与保证如下：

(1)
Each of them has dully incorporated and validly exists under the laws of place of incorporation. They possess independent legal person status and have the legal right and full power and authority to enter into and perform this Agreement. They can sue or be sued independently.

其是根据其注册地法律适当注册并合法存续的公司，具有独立法人资格；具有完全、独立的法律地位和法律能力签署、交付并履行本协议，可以独立地作为一方诉讼主体。

(2)
Each of them has or guarantee it will attain all power and authorization to execute and deliver this Agreement and all other documents relating to the transaction contemplated hereby that are to be executed by them. They have or guarantee they will have the full power and authority to consummate the transaction contemplated hereby.

其拥有/保证可以获得签订和交付本协议及其他所有与本协议所述交易有关的、其将签署的文件的公司内部的完全权力和授权，其拥有/保证可以获得完成本协议所述交易的完全权力和授权。

EXHIBIT 10.7

股东表决权委托协议	Proxy Agreement

5.3	The Company represents and warrants as the following：
公司声明与保证如下：

On the date of this Agreement, Shareholders are all registered legal shareholders of the Company and hold all shares of the Company. Except for the rights specified by this Agreement, the Entrusted rights are free of any third party right. According to this Agreement, WOFE can exercise the Entrusted rights fully and completely in accordance with the effective articles of associations of the Company.
各股东在本协议生效时是公司在册的全部合法股东，持有公司的全部股权。根据本协议， 乙方可以根据公司届时有效的章程完全、充分地行使委托权利。

Article 6 Term of This Agreement
第六条  协议期限

6.1
This Agreement will be effective upon the dully execution by PARTIES. Unless PARTIES terminate the Agreement by writing, as long as any PARTY still be the shareholder of the Company，this Agreement shall continue to be effective without limitation.

本协议自各方正式签署之日起生效，除非各方书面约定提前终止，否则只要各股东中任何一方仍为公司的股东，则本协议应无限制地持续有效。

6.2
If any shareholder transfers its share in the Company with advance consent of WOFE, it will cease to be a party of this Agreement; however the obligation and commitment of the other shareholders shall not be adversely affected.

如各股东中任意一方经乙方的事先同意转让了其持有的全部公司的股权，则该方将不再作为本协议一方，但其他方在本协议下的义务与承诺将不会因此受到不利影响。

Article 7 Notice
第七条  通知

7.1	All notices demands or other communications which are required to be given under this Agreement shall be in writing and send to relevant parties.
本协议要求的或根据本协议作出的任何通知、请求、要求和其他通信往来应以书面形式送达有关方。

EXHIBIT 10.7

股东表决权委托协议	Proxy Agreement

7.2
Any such notices or communications if sent by facsimile transmission shall be deemed to have been served upon the sending of facsimile message. In the case of personally delivery, the transmission shall be deemed to have been served upon the receipt of message. If sent by post, such notices shall be deemed to have been served after five (5) business days following the day of posting.

上述通知或其它通信如以传真或电传形式发送，则一经发出即视为送达；如当面送递，则一经面交即视为送达；如以邮寄形式发送，则在投邮五(5)个工作日后即视为送达。

Article 8 Breach of Agreement
第八条  违约责任

8.1
The Parties agree and confirm that if any party (the “Breaching Party”) materially breach any terms of this Agreement or unable to perform any obligation under this Agreement, it will constitute a “Breach” act. Other party (the “Observant Party”) can ask Breaching Party to take remedial measures within reasonable time. If the Breaching Party does not take any remedial measures within reasonable time or within 10 days after serving of written notice by the Observant Party asking for remedial actions, then (1) if the shareholders or the Company is the Breaching Party, WOFE can terminate this Agreement and ask for damages; (2) if WOFE is the Breaching Party, the observant party can ask for damages, but under no circumstance the Observant Party can terminate or rescind the Agreement or the entrustment under this Agreement.

各方同意并确认，如任一方（“违约方”）实质性地违反本协议项下所作的任何一项约定，或实质性地未履行本协议项下的任何一项义务，即构成本协议项下的违约（“违约”），其他未违约方（“守约方”）的任一方有权要求违约方在合理期限内补正或采取补救措施。如违约方在合理期限内或在另一方书面通知违约方并提出补正要求后十(10)天内仍未补正或采取补救措施的，则(1)若各股东或公司为违约方，乙方有权终止本协议并要求违约方给予损害赔偿；(2)若乙方为违约方，守约方有权要求违约方给予损害赔偿，惟守约方在任何情况均无任何权利终止或解除本协议或本协议项下的委托。

8.2	The rights and remedies specified by this Agreement are cumulative and not exclusive of other rights or remedies under laws and regulations.
本协议规定的权利和救济是累积的，并不排斥法律规定的其他权利或者救济。

8.3	Despite other provisions in this Agreement, the effectiveness of Article 8 shall not be affected by the termination or rescission of this Agreement.
尽管有本协议其它规定，本条规定的效力不受本协议中止或者终止的影响。

EXHIBIT 10.7

股东表决权委托协议	Proxy Agreement

Article 9 Miscellaneous
第九条  其他事项

9.1	This Agreement shall be executed in four (4) original copies and each PARTY hold one (1) copy. Each original copy has the same legal effect.
本协议正本一式四(4)份，本协议之各方当事人各执一(1)份，各份具有同等效力。

9.2	The execution, validity performance, amendment, interpretation and termination of this agreement are governed by the laws of Peoples’ Republic of China.
本协议的订立、生效、履行、修改、解释和终止均适用中国法律。

9.3
The Parties shall strive to settle any dispute in connection with this Agreement through friendly consultation. In case no settlement can be reached within thirty (30) day since the arising of dispute, such matters shall be submitted to China International Economic and Trade Arbitration Commission (the “CIETAC”). Arbitration shall take place in Beijing in accordance with the arbitration rule of CIETAC. The arbitration award shall be final and conclusive and binding upon the PARTIES.

本协议项下发生的及与本协议有关的任何争议应由各方协商解决，如一方要求协商后三十(30)天内各方无法达成一致意见的，则该争议应提交中国国际经济贸易仲裁委员会，依据该委员会的仲裁规则在北京市进行仲裁，仲裁的结果是终局性的，对各方均有约束力。

9.4
Any right, power or remedy granted to a PARTY by one term of this agreement does not exclude the party from any right, power or remedy granted by other terms of this Agreement or by laws and regulations. And one party’s exercise of its right, power and remedy does not exclude the party from exercising other right, power and remedy.

本协议任何条款赋予各方的任何权利、权力和补救并不能排除该方依据法律规定及本协议项下其它条款所享有的其它任何权利、权力或补救，且一方对其权利、权力和补救的行使并不排除该方对其享有的其它权利、权力和补救的行使。

EXHIBIT 10.7

股东表决权委托协议	Proxy Agreement

9.5
No failure or delay by any PARTY in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy

一方不行使或延迟行使其根据本协议或法律享有的任何权利、权力和补救将不会导致对该等权利的放弃，并且，任何单个或部分该方权利的放弃亦不排除该方对该等权利以其他方式的行使以及其他该方权利的行使。

9.6	Headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.
本协议各条的标题仅为索引而设，在任何情况下，该等标题不得用于或影响对本协议条文的解释。

9.7
Every articles under this Agreement is independent and severable. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

本协议的每一条款均可分割且独立于其他每一条款，如果在任何时候本协议的任何一条或多条条款成为无效、不合法或不能执行，本协议其他条款的有效性、合法性和可执行性并不因此而受到影响。

9.8	Any amendment or supplement of this Agreement shall be in writing and duly executed by the PATIES.
本协议的任何修改、补充必须以书面形式进行，并由本协议各方适当签署后方能生效。

9.9	Without prior written approval by all the other parties, one party cannot transfer, pledge or assign any right, benefit or obligation under this Agreement.
未经其他方事先书面同意，任何一方不得向任何第三方转让其于本协议下的任何权利及/或义务。

9.10	This agreement is binding to all the PATRIES herein and their respective lawful successors and assignees.
本协议对各方的合法继受人均具有约束力。

[The blank is intently left.]
此处留白

EXHIBIT 10.7

股东表决权委托协议	Proxy Agreement

The parties hereby sign as the following:
兹此为证，本协议由各方于文首之日及地点签署。

Xunna Network Sci-Tech (Beijing) Co., Ltd. （seal）
讯纳网络科技（北京）有限公司（盖章）

Signature（签署）：______________
Legal Representative/Authorized Representative（法定代表人/授权代表）:

Tianjin Xunna Information Technology Ltd. （seal）
天津讯纳信息技术咨询有限公司（盖章）

Signature（签署）：______________
Legal Representative/Authorized Representative（法定代表人/授权代表）:

Fu Jiaxing 富嘉兴
Signature（签署）：______________

Tian Honglin 田洪林
Signature（签署）：______________